Exhibit 10.2
GUARANTY

Parsippany, New Jersey	February 21, 2007
     FOR VALUE RECEIVED, and in consideration of the issuance of and/or drawings under letters of credit issued by Wachovia Bank, National Association under the applications by Emerson Radio Macao Commercial Offshore Limited, a subsidiary of EMERSON RADIO CORP., a Delaware corporation (“Lender”), for the benefit of CAPETRONIC DISPLAY LIMITED, NAKAMICHI CORPORATION, AKAI ELECTRIC (CHINA) CO. LTD. and/or SANSUI ELECTRIC (CHINA) CO. LTD., each of which is a wholly owned subsidiary of the undersigned (each, a “Borrower”, and, collectively, “Borrowers”), under Letter of Credit Nos. IC611935H, IC611936H, IC611982H, IC612205H, IC612206H, IC612968H, IC613030H, IC613031H, IC613372H and IC613373H (the “Letters of Credit”), the obligations of Borrowers to repay such amounts is evidenced by the Promissory Note, dated as of February 21, 2007, issued by the Borrowers to Lender (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Promissory Note”), and for other good and valuable consideration, the undersigned (hereinafter referred to as “Guarantor” or “the undersigned”) unconditionally guarantees to Lender, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Borrowers to Lender and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which any Borrower or one or more parties and any Borrower is or may become liable to Lender, whether incurred by any Borrower as maker, endorser, drawer, acceptor, guarantor, issuer, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired, directly or indirectly, by Lender, whether arising under, out of, or in connection with the Promissory Note or any documents, instruments or agreements relating to or executed in connection with the Promissory Note or any documents, instruments or agreements referred to in the Promissory Note (together with the Promissory Note, as each may be amended, modified, restated or supplemented from time to time, the “Loan Documents”), or otherwise (all of which are herein collectively referred to as the “Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Borrower under any Insolvency Law (as defined in Section 2 hereof), including, without limitation, obligations or indebtedness of any Borrower for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. In furtherance of the foregoing, the undersigned hereby agrees as follows:
     1. No Impairment. Lender may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, and may also make any agreement with any Borrower or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between

Lender and any Borrower or any such other party or person, or make any election of rights Lender may deem desirable under Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute, or any other federal, state or foreign bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent merger or consolidation of Borrower, or any change in the composition, nature, personnel, jurisdiction or organization or location of Borrower and shall extend to any successor entity to Borrower, including a debtor in possession or the like under any Insolvency Law.
     2. Guaranty Absolute. The undersigned guarantees that the Obligations will be paid strictly in accordance with the terms of the Promissory Note and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Borrower with respect thereto. Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that one or more Borrowers will contract additional indebtedness for which Guarantor may be liable hereunder after any such Borrower’s financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not any such Borrower has properly authorized incurring such additional indebtedness. The undersigned acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to the Borrowers, have been made by Lender to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Borrowers shall be governed solely by the provisions of the Promissory Note. The liability of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Loan Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Loan Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Lender or its assignees or any acceptance thereof or any release of any security by Lender or its assignees, (d) any limitation on any party’s liability or obligation under the Loan Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Lender shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest whether or not allowed or allowable.

     3. Waivers. (a) This Guaranty is a guaranty of payment and not of collection. Lender shall be under no obligation to institute suit, exercise rights or remedies or take any other action against any Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require Lender to do any of the foregoing. Guarantor further consents and agrees that Lender shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among Lender, any Borrower and/or the undersigned with respect to the undersigned’s obligations under this Guaranty, or which any Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.
          (b) The undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in any Borrower’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.
          (c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Lender, the undersigned shall not be entitled to be subrogated to any of the rights of Lender against any Borrower or against any collateral or guarantee or right of offset held by Lender for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from any Borrower in respect of payments made by the undersigned hereunder, until all amounts owing to Lender by any Borrower on account of the Obligations are paid in full and the Promissory Note has been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Promissory Note shall not have been terminated, such amount shall be held by the undersigned in trust for Lender, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Lender in the exact form received by the undersigned (duly endorsed by the undersigned to Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Lender may determine, subject to the provisions of the Promissory Note. Any and all present and future debts and obligations of any Borrower to the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of Borrowers to Lender.
     4. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Lender’s possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Lender (each such entity, an “Affiliate”) shall be deemed held by Lender or such Affiliate, as the case may be, as security for any and all of the undersigned’s obligations to Lender and to any Affiliate of Lender, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.
     5. Representations and Warranties. The undersigned hereby represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Promissory Note has been irrevocably terminated), that:
     (a) Corporate Status. The undersigned is a corporation duly organized, validly existing and in good standing under the laws of Bermuda and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.
     (b) Authority and Execution. The undersigned has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate and legal action to authorize the execution, delivery and performance of this Guaranty.
     (c) Legal, Valid and Binding Character. This Guaranty constitutes the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law.
     (d) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to the undersigned or any material contract, agreement or instrument to which the undersigned is a party or by which the undersigned or any property of the undersigned is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Lender on any of the property or assets of the undersigned pursuant to the provisions of any of the foregoing.
     (e) Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.
     (f) Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best knowledge of the undersigned, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting the undersigned, or any of property or assets of the undersigned, which, if adversely determined, would have a material adverse effect on the business, operations, assets or condition, financial or otherwise, of the undersigned.
     (g) Financial Benefit. The undersigned has derived or expects to derive a financial or other advantage from the benefits derived by Borrowers under the Letters of Credit or any other Obligation incurred by Borrower to Lender.

     6. Acceleration. (a) If any breach of any covenant or condition or other event of default shall occur and be continuing under any agreement made by any Borrower or the undersigned to Lender, or any Borrower or the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of the undersigned by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Lender’s possession, or otherwise, any and all Obligations shall for purposes hereof, at Lender’s option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by Borrower.
          (b) The undersigned will promptly notify Lender of any default by the undersigned in the performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Lender shall have the right to accelerate the undersigned’s obligations hereunder.
     7. Payments from Guarantor. Lender, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantor, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.
     8. Costs. The undersigned shall pay on demand, all costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Lender hereunder or under any of the Obligations.
     9. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned’s successors and assigns, until all of the Obligations have been paid in full and the Promissory Note has been irrevocably terminated.
     10. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Lender receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Lender, the undersigned’s obligations to Lender shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Lender, which payment shall be due on demand.
     11. Books and Records. The books and records of Lender showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

     12. No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Lender at any time and from time to time.
     13. Waiver of Jury Trial. THE UNDERSIGNED DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.
     14. Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE UNDERSIGNED EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION HEREWITH. ANY JUDICIAL PROCEEDING BY THE UNDERSIGNED AGAINST LENDER INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED HEREWITH SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE UNDERSIGNED FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. THE UNDERSIGNED WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.
     15. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     16. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned and Lender.
     17. Notices. All notices, requests and demands to or upon (a) the undersigned, shall be in writing and shall be deemed to have been duly given or made (i) when delivered, if by hand, (ii) three (3) days after being sent, postage prepaid, if by registered or certified mail, (iii) when confirmed electronically, if by facsimile or by e-mail of a Portable Document Format (PDF) file, (iv) when delivered, if by a recognized overnight delivery service (in the case of the events described in clauses (i) through (iv), inclusive, to the number and/or address set forth beneath the signature of the undersigned), or (v) upon Lender or a person acting on its behalf making a public announcement relating to this Guaranty and/or the Obligations (including, without limitation, by including such information in a report filed with the U.S. Securities and Exchange Commission by Lender), or (b) Lender, shall be deemed duly given or made (i) when delivered, if by hand, or (ii) when delivered, if by a recognized overnight delivery service, in each case to the principal offices of Lender located at 9 Entin Road, Parsippany, New Jersey 07054.
     18. Successors. Lender may, from time to time, without notice to the undersigned, sell, assign, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. In each such event, Lender, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Lender shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which Lender has not disposed of, sold, assigned, or otherwise transferred.
     19. Release. Nothing except cash payment in full in lawful money of the United States of America of the Obligations shall release the undersigned from liability under this Guaranty.
[Signature Page Follows.]

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this 21st day of February, 2007.

THE GRANDE HOLDINGS LIMITED, a Bermuda corporation
By:	/s/ Michael Binney
	Name:	Michael Binney
	Title:	Director

Notice Address:
146 Robinson Road
#01-01
Singapore 068909
Attention: Ruby Lee Yen Kee, Esq., Managing Director, Legal
Telephone No.: 011-65-6221-0010
Facsimile No.:
E-mail Address: ryk@grande.com.sg
Signature Page to Guaranty of
The Grande Holdings Limited